Investor Presentation

November 2009

GLIMCHER

GLIMCHER

Safe Harbor: Some of the information contained in this presentation includes forward-looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Simple Strategy– *Focus on Quality*

Quality of People

(attract, retain and develop)

Quality of Real Estate

(high sales productivity, growth)

2009 Investment Highlights

GLIMCHER

Enhanced Liquidity and Balance Sheet

- Obtained non-binding commitments from banks to amend and extend our credit facility through December of 2011
- Recently executed on a successful $115 million common equity raise
- Transfer of 60% interest in Lloyd and Westshore expected to close by the end of 2009 and generate $60 million of net proceeds
- All 2009 mortgage debt maturities have now been addressed
- Minimal mortgage debt refinancing risk through 2012

Delivering Solid Operating Performance in Challenging Environment

- Geographically diverse portfolio of 25 malls and shopping centers
- Limited tenant concentration and stable occupancy (projecting year-end in-line occupancy of over 92%)
- Positive re-leasing spreads in Q3 2009 (+7%) despite challenging environment
- Glimcher portfolio performing at or near the top of the peer group

Successful Execution on Development/Redevelopment Pipeline

- Polaris Lifestyle Addition – current occupancy is over 90%
- Scottsdale Quarter – construction costs are under budget, retail and office leasing progressing at a strong pace
- No planned development other than completion of Scottsdale Quarter

Recently Announced Blackstone Joint Venture Transaction

GLIMCHER

- **Blackstone to purchase a 60% interest in Lloyd and WestShore through a newly formed Joint Venture**
  - Gross value for the transaction of $320 million which includes assumption of approximately $218 million in mortgage loans
  - Transaction expected to generate approximately $60 million of net proceeds for the Company
  - Transaction expected to close late in 2009

Credit Facility Modification and Extension

GLIMCHER

- Amend existing $470 million credit facility to provide for additional covenant flexibility and a maturity extension through December 2011
- Received non-binding bank commitments in September; expected to close in Q4 2009
- Key terms of proposed amendment to credit facility:
  - Secured facility with pricing of L + 400 bps
  - Scheduled capacity step-downs from $410 million at year end 2009 to $325 million by Q2 2011
  - Notable covenant changes:

Covenant	Current Facility Requirement	Amended Facility Requirement
Maximum Recourse Debt	20.0%	27.5%
Minimum Fixed Charge Coverage Ratio	1.50x	1.35x / 1.30x
Maximum Corporate Debt to Total Asset Value	65.0%	72.5%

- Notice given to extend the maturity of our current credit facility agreement one year to December 2010, providing ample time to close on the modification

Peer Group Q309 Operating Metrics

GLIMCHER

Peer	Annual Sales Q309 $	Annual Sales Q309 Growth	09/30/09 Occupancy	09/30/09 Occ Var
CBL	**$317**	**-6.6%**	**89.9%**	**-1.9%**
Macerich	**$418**	**-9.7%**	**91.0%**	**-1.8%**
Penn REIT	**$335**	**-4.6%**	**83.8%**	**-2.7%**
Simon	**$438**	**-11.2%**	**91.4%**	**-1.1%**
Taubman	**$497**	**-11.8%**	**88.6%**	**-1.5%**
Peer Group Average	$401	-8.8%	88.9%	-1.8%
Glimcher	$349	-5.4%	91.9%	-1.2%

Solid performance relative to the peer group continues

Forward Focus

GLIMCHER

Continued enhancement of the Company's liquidity and balance sheet position

Build on "best in class" operating platform (people, process, customer focus, flexible reporting, etc..)

Leverage platform to attract third party capital to take advantage of opportunities in the acquisition market

Total Mall Portfolio

GLIMCHER


Scottsdale Quarter (JV)

Market Dominant

- Jersey Gardens
- Lloyd Center
- Mall at Fairfield Commons
- The Mall at Johnson City
- Polaris Fashion Place
- Weberstown Mall
- WestShore Plaza

Trade Area Dominant

- Ashland Town Center
- Colonial Park Mall
- Dayton Mall
- Eastland Mall, OH
- Grand Central Mall
- Indian Mound Mall
- Merritt Square
- Morgantown Mall
- New Towne Mall
- Northtown Mall
- Puente Hills Mall (JV)
- River Valley Mall
- SuperMall of the Great
- Tulsa Promenade (JV)

Mall Portfolio

GLIMCHER

(as of Sept. 30, 2009)

- 21 properties located in 13 states
- 19.0 million square feet of GLA
- Strong tenant diversification
- Two categories of properties

* *Includes joint venture properties*

Core Portfolio	# of Properties	% of NOI	Mall Store Sales PSF 9/30/2009	Mall Store Occupancy 9/30/2009
Market Dominant	7	58%	$ 412	94%
Trade Area Dominant	14	42%	$ 279	89%



Trade Dominant
Market Dominant
39%
61%

Minimal Portfolio Risk

GLIMCHER

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent
as of September 30, 2009

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Gap, Inc.	Banana Republic, Gap, Old Navy	27	408,460	$ 6,115,724	3.1%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,085,965	2.6%
Signet Jewelers LTD	Kay Jewelers, JB Robinson, Jared Jewelers, others	36	66,240	4,281,662	2.2%
AMC Theater		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Footlocker, Foot Action USA	41	156,433	3,969,180	2.0%
Bon Ton	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
Bain Capital	Cohoes Fashion, Burlington Coat	6	405,506	3,456,310	1.7%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,934,797	1.5%
Forever 21, Inc.		8	130,232	2,908,818	1.5%
American Eagle Outfitters	American Eagle, aerie	17	97,656	2,631,964	1.3%
Genesco Inc.	Hat World, Lids, Johnston & Murphy, Journeys, Shi, Underground Station	44	63,719	2,621,586	1.3%
Luxottica Group	Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	34	81,584	2,539,111	1.3%
Zale Corp.	Piercing Pagoda, Zales Jewelers, Silver & Gold	29	27,163	2,424,600	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
Finish Line, Inc.	Finish Line	19	104,217	2,060,142	1.0%
Abercrombie & Fitch, Inc.	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks Outlet	18	117,076	2,044,638	1.0%
Total tenants representing > 1.0%		377	7,739,180	$ 56,518,656	28.5%

Manage Operating Costs

GLIMCHER



FIVE YEAR CAM COMPARISON
Actuals vs. Inflation
DOLLARS
2004
2005
2006
2007
2008
2009
CAM
CPI
$6,145,659
Cumulative Savings

Savings Represent 24%vs. Rate of Inflation

Manageable Debt Maturities

($ in Millions)

GLIMCHER

As of September 30, 2009

2009-2012 Wholly-Owned Mortgage Maturities	Balance	Interest Rate	Maturity Date
The Mall at Johnson City	$38	8.4%	Jun-2010
Polaris Towne Center	39	8.2%	Jun-2010
Colonial Park Mall	42	4.7%	Apr-2011
Ashland Town Center	23	7.3%	Nov-2011
The Dayton Mall	53	8.3%	Jul-2012
WestShore Plaza Mall	91	5.1%	Sep-2012
Northtown Mall	40	6.0%	Oct-2012
Total / Weighted Average	**$327**	**6.6%**	

- **Seven mortgage loans maturing through 2012**
  - Average loan size of $47 million
  - Lenders have shown strong appetite for smaller loans
  - Weighted average interest rate of 6.6%
  - Weighted average debt yield of 16% for the 7 loans
  - Discussions with lenders regarding near-term debt maturities are ongoing

Manageable Mortgage Debt Maturities

GLIMCHER

($ in Thousands)

As of Sept 30, 2009 *Schedule assumes the exercise of all available extension options*

Description	Initial Maturity	Extension Option	Interest Rate	2010	2011	2012	2013	2014	2015	2016
Wholly-Owned Properties										
Mall at Johnson City	06/2010		8.37%	$37,278						
Polaris Towne Center	06/2010		8.20%	38,818						
Colonial Park Mall	04/2011		4.72%		$42,250					
Ashland Town Center	11/2011		7.25%		22,413					
Northtown Mall	10/2011	10/2012	6.02%			$40,000				
Dayton Mall	07/2012		8.27%			50,529				
WestShore Plaza	09/2012		5.09%			86,209				
Morgantown Mall	10/2011	10/2013	6.52%				$37,238			
Polaris Lifestyle Center	02/2012	08/2013	4.75%				23,400			
Polaris Fashion Place	04/2013		5.24%				125,415			
Lloyd Center	06/2013		5.42%				118,185			
Grand Central	02/2012	02/2014	5.50%					$28,887		
Jersey Gardens	06/2014		4.83%					136,781		
Mall at Fairfield Commons	11/2014		5.45%					94,877		
SuperMall	02/2015		7.54%						$50,095	
Merritt Square	09/2015		5.35%						53,537	
River Valley Mall	01/2016		5.65%							$44,943
Weberstown Mall	06/2016		5.90%							60,000
Eastland Mall Columbus	12/2016		5.87%							38,747
Total - Wholly Owned Maturities				**$76,096**	**$64,663**	**$176,738**	**$304,238**	**$260,545**	**$103,632**	**$143,690**
Joint Venture Properties (pro-rata share)										
Surprise Peripheral	10/2009	10/2010	2.20%	$2,327						
Tulsa Promenade	07/2009	03/2011	7.00%		$15,600					
Puente Hills	06/2010	06/2012	5.61%			$23,400				
Scottsdale Quarter	05/2011	05/2013	5.44%				$58,244			
Total - Joint Venture Maturities				**$2,327**	**$15,600**	**$23,400**	**$58,244**	**$0**	**$0**	**$0**
Total - Wholly Owned and Joint Venture Maturities				**$78,423**	**$80,263**	**$200,138**	**$362,482**	**$260,545**	**$103,632**	**$143,690**

GLIMCHER

180 East Broad Street
Columbus, Ohio 43215
(614) 621-9000